Exhibit 10.1

MEMORANDUM OF EXTENSION

                THIS MEMORANDUM made and executed by the City of Garnett, Kansas, a municipal corporation organized and existing under the laws of Kansas, and East Kansas Agri-Energy, LLC.

                FOR VALUABLE CONSIDERATION, the parties agree that the certain Option to Purchase Real Estate entered by them, dated May 14, 2002, having been previously extended from December 1, 2002, its stated expiration date, for six months to June 1, 2003, is hereby extended for a period of an additional twelve months, to June 1, 2004.

                The parties further agree:

                (a)           The site anticipated in Lot Two (2) to be required for Purchaser to locate a pumping and storage basin for raw water is no longer needed for such purpose, due to re-orientation of the plant on the main site; but Purchaser now anticipates needing approximately 3.23 acres in, and being more or less the south 217 feet of, Lot One (1) of the Golden Prairie Industrial Park to deal with storm water at said site.  The parties agree that the said Option shall be amended to substitute the said area in Lot One (1) for the area previously described as being in Lot Two (2).

                (b)           The parties further agree that all other terms and conditions of the said option agreement are hereby ratified and confirmed.

                IN WITNESS WHEREOF, the parties have inscribed their names, the date and year set out in the respective acknowledgements.

CITY OF GARNETT, KANSAS		EAST KANSAS AGRI-ENERGY, LLC

By	/s/ R.G. Doran	By	/s/ William R. Pracht
	R.G. Doran, City Manager		President
	Seller		Buyer

STATE OF KANSAS	)
	)	ss:
ANDERSON COUNTY	)

                SUBSCRIBED and ACKNOWLEDGED before me on this 14 day of May, 2003, by R.G. Doran, City Manager of the City of Garnett, Kansas.

Nancy Hermreck
Notary Public

My appointment expires

                8/27/04

STATE OF KANSAS	)
	)	ss:
ANDERSON COUNTY	)

SUBSCRIBED and ACKNOWLEDGED before me on this 14 day of May, 2003, by        William R. Pracht   , president of East Kansas Agri-Energy, LLC.

Christina L. Rockers
Notary Public

My appointment expires

                02/17/05